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In connection with the previously announced business combination (the “Business Combination”) between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), on July 6, 2021, Jared Kaplan, Chief Executive Officer of OppFi, and D. Kyle Cerminara, President and Director of FGNA, appeared on the Absolute Return podcast, and on July 7, 2021, Jared Kaplan appeared on the Tearsheet podcast. Below are excerpts from the transcripts of the interviews and related social media posts by D. Kyle Cerminara and Jared Kaplan, respectively, which are being filed herewith as definitive additional materials.

The Absolute Return Podcast

Julian Klymochko (Absolute Return):

Welcome folks to the Absolute Return podcast. I'm your host Julian Klymochko. I'm joined by my cohost Mike Kesslering and on today's show we welcome special guests, Jared Kaplan, CEO of OppFi and Kyle Cerminara, president of FG New America.

Julian Klymochko:

OppFi, a leading financial technology platform that serves the everyday consumer, recently announced a merger with SPAC, FG New America Acquisition Corp in a deal that valued the FinTech company at $800 million. On the podcast, Jared and Kyle discuss the need that OppFi fills in the market and what sets it apart from traditional financial services companies, how OppFi utilizes artificial intelligence for its financial products, the thesis behind FG New America and why they chose OppFi as a merger partner, what sets OppFi apart from other FinTechs in the market and more.

Julian Klymochko:

Point of disclosure, we are long FGNA shares in the Accelerate Arbitrage Fund ETF. So with no further ado, here's our conversation with Jared of OppFi and Kyle of FG New America.

Julian Klymochko:

We are live with Jared from OppFi and Kyle from FG New America. Really excited to get into things today. Both of you guys are in very interesting business lines, FinTech, SPACs, all the good stuff, and you guys are currently merging the companies, bringing OppFi public in a big transaction, which we're going to get into the details later on the show. But prior to getting into that, we would like to give our listeners a sense of your backgrounds, what you guys are all about, how you got into the businesses that you're currently in.

Jared Kaplan:

And I took the job because it goes back to my investing roots, which was, we invested in ideas where we felt we could drive value creation for a customer above and beyond their next best alternative. That was certainly the case for Insureon, but for OppFi and what the Schwartz family, our founders had stood up, it was clear. I mean, you had a marketplace here of 150 million consumers that lack savings, they have less than a thousand dollars savings. Their opportunities for credit access are essentially nil when they have poor credit scores, less than 625, because scores in the markets of last resort are really poor products, payday loans and auto title loans.

Jared Kaplan:

So using the OppFi platform as a facilitator of credit access with much better products in the markets of last resort, and then with the greater vision and what we're building on now, which is the digital financial services destination for what we call the everyday consumer, was a huge enticing opportunity, best decision I ever made. And it's been a heck of a lot of fun to get to this point. And we've got a lot of work and a lot more fun in the future.

Julian Klymochko:

Right. So Jared, when I was doing my research into OppFi, I noticed that one of the main kind of driving factors behind the business is the fact that nearly 60 million consumers lack access to mainstream financial products, which is just pretty shocking to me in 2021 when basically everyone has a high-tech mobile device. I was wondering, how does OppFi come along and fill this need for basically unbanked consumers?

Jared Kaplan:

The crown jewel of the platform is the credit decisioning technology. And it has been built with a very large dataset. At this point, we have over 7 billion data points in the credit decisioning algorithms. That encompasses over 15 million repayment events. We've facilitated over 1.7 million of loans. And the idea is that the traditional world uses FICO and mainstream credit scoring to determine someone's credit worthiness. And for the majority of the country and specifically this set, it's not a great indicator of credit worthiness. And alternative data can be very powerful to figuring out who's got both the ability and the willingness to repay, despite what their credit score may show. And so that is what the platform has been built on.

Jared Kaplan:

We power banks, so banks hire us to acquire, to underwrite, and to service this customer on their behalf. And it's all done with the alternative data. And we also do something really cool in the beginning of the process, which is we actually try to go get them mainstream credit first. So someone applies and we'll ask them, "Hey, would you like us to go and do a diligence search on your behalf?" Of course, the vast majority of people say yes. And then we will go to 20 what we call near prime platforms to see if they've got an appetite for the product. And we're successful 1% of the time of giving the business away, which is pathetic, but it just proves the point which is, hey, there's a long way we've got to go, it's a massive space, there's a lot of consumers. It's not low-income consumers either, right? This is your median US consumer. They're making 50 grand, they got a job, they got a bank account. They just have a poor credit score.

Jared Kaplan:

And we're here because of the macro landscape. You've got wages which have been flat for decades, and you've got... even though inflation has increased wages here in the short term, all of the major costs of living, housing and healthcare and childcare and education had been increasing at a faster pace. And so people making median wages just can't save. And if your car breaks down or something unexpected medically happens to you and you can't get credit access, you're in a really difficult situation. That's why I always tell people don't believe a word I say, go and see what the customers say, right? They tell the story better than I ever could. So if you go to Google or the Better Business Bureau or Lending Tree or Trustpilot, just read the reviews, you will understand the reality of this country, why these products are crucial, but they must be structured in the right way.

Jared Kaplan:

And when we talk about the platform that we're building, it's not just about the access part up front, it's critically important and people love us because they got laughed out of their bank, and we said yes with our bank partners. But beyond that, once they've proven their credit worthiness, it's the right thing to do to graduate them back to more mainstream products. That's why we're launching the OppFi credit card here so early. And then longer term, can we help them build savings and build wealth? And having Joe on the team, not only can we defend against the spread offense a little bit better than we ever could before given his football acumen, but his business leadership is tremendous. And clearly his understanding of investment platforms I think may really help us down the line. Not tomorrow, not the next day, but this longer, decade long vision. But that's what we're trying to do for this customer.

Julian Klymochko:

Now with respect to OppFi's business model, the lending platform, how do you guys generate revenue and profit? Are you taking the credit risk or you're basically just a loan sourcing platform for banks?

Jared Kaplan:

So after banks hire us to do the acquisition, the underwriting, the servicing, they originate the loan, we will typically buy back about 95% of the economics of that loan. And then we have made the decision to hold the vast majority of that on balance sheet to build the business rather than sell to third parties, although there's quite a robust market to do so. The thought being there is we wanted to maximize unit economics. You make about double the money by holding the economics versus selling it. These assets are relatively short term in duration, they're four and a half months. And we really believe in what we're doing. And whether you hold it or you sell it, it's the credit risk which is important, right? Because if you sell it and the credit risk doesn't perform, people don't buy it anymore. So we're very comfortable with that model, historically with the products. As we move into some of the longer duration products, we will look to sell some more of these to third parties, but that's how we've generated the economics of the business.

Jared Kaplan:

And it's allowed us to build it without equity. So the Schwartz family put in 12 and half million before we got there, but since November, 2015 when I joined, we haven't raised a dollar of equity to build the platform. Now, when we get out to the SPAC world and we're telling the story to institutional investors, we're like, "Who are you guys? We've never heard of you." And I'm like, "Well, sorry, we've been profitable since 2015 and we didn't quit and we don't need the money." It's like, it's counterintuitive. We thought we were geniuses. And the Schwartz family were terrific. And Todd Schwartz, our founder, just very supportive and like almost a Buffett-esque mentality to building a business. Like grow it fast, but only grow it as fast as you can drive profit. And that's how you build a real sustainable business. So we're enjoying the process of educating the institutional investor world on who we are and how we got here. And what is typically thought of a capital intensive business, we've been able to make an incredibly efficient by building the delivery model with the banks the right way.

Julian Klymochko:

And that's a funny notion that you mentioned, somewhat ironic in that the most high profile startups are new firms are the ones that raise the most amount of money. And it's the ones that are solidly profitable and not bragging how much money they're raising at these astronomical valuations, those are the ones flying under the radar. And the thing that I like about the business model is in terms of your underwriting, you're effectively eating your own cooking, such that you would definitely have conviction in the technology and in the loans that you're making. So speaking of that technology, I noticed that you utilize quite a bit of AI, artificial intelligence in the process. Would you mind describing how that works?

Jared Kaplan:

Well, if you're a FinTech and you don't say AI, machine learning, blockchain and crypto, what are you these days?

Julian Klymochko:

Exactly.

Jared Kaplan:

We are heavily involved in what I would... I'd put our AI and machine learning [is anymore 00:18:19]. The idea is to, on the AI side, automate what we can to make the process as frictionless for the customer as possible. So when a customer wants to go straight through, the technology works in such a way where the banks can approve the right customers and customers can get through the process quite seamlessly. We have gone from 0% automation there to, at the end of the first quarter, we publicly disclosed 40% of the approvals are automated, we'll get to 60% by end of year. And that's just continuously improving the technology to be able to do more of that.

Jared Kaplan:

And we haven't lost the ability to do business the old-fashioned way as well. I mean, the only thing I love to tell people about is we've got the phone number on the website, like find a FinTech company that puts their phone number on the website. And for the smaller percentage of people that want to reach out and touch the business. The number one question we get on the phone and is are you a real business? And we pick it in just 16 seconds and we tell you what a great business we're building. So that adds to the customer service quality, the customer reviews. That makes it easier for others to go straight through because it builds trust and credibility. So that's a bit of our secret sauce.

Jared Kaplan:

The machine learning side, this is the idea that as the data set grows from the decisioning technology, we're able to expand the approval box upon the bank's approval. We're able to expand that decisioning engine so that more customers can get access at same loss rates, right? We're not looking to necessarily drive down loss rates, we are looking to approve more people at the same loss rates, and that allows us to begin the journey, right, which is to get people access day one that is much better than the other alternatives out there. So we're constantly looking at that. We're prudent about how the machine learning works. It's not done in a vacuum.

Jared Kaplan:

I think the other part of our success is we've been really thoughtful about growth and making sure the vintage is... not one vintage is much larger than the other. You don't want to introduce a bunch of new variables that can turn you upside down pretty quickly. So we're very thoughtful about testing and then updating. And it's a continuous process that... And we've seen a lot of success. Early on, I think we approved like 4% of the new applications. Today the banks are approving 10% of the new applications. So that means we still suck, but we got a lot better than we were early on and we've got a lot more room to improve in the future. So that's how that works. And it is the core lever of the business that has made us successful.

Julian Klymochko:

In terms of the opportunity set, the total addressable market, it appears that you've found this huge niche, very profitable niche that you guys have certainly capitalized on. I was wondering what separates and what sets OppFi apart from traditional lenders, banks, and why haven't they capitalized on this hole in the market?

Jared Kaplan:

Well banks, I saw this in insurance too, the big insurance carriers, the big banks, they have become wedded to the historical ways of thinking about risk. And it's really hard to change when you're that big. And in this world, the OppFi world, having confidence in alternative data to derive credit worthiness is a challenge for a lot of the bigger banks and they're still relying on FICO. Half of our customers are at the large banks. They're at the top eight banks, 50% of the customers. But when the car breaks down, they go to get a car repair alone, they're laughed out of the bank. I mean, they won't touch them. So that ability to understand which alternative data drives predictability has been critical to the model. I would say I also believe whoever wins cost of acquisition here wins the space longterm, in addition to the data sets. So our acquisition model is turned upside down from traditional platforms. Most people are relying on direct mail, 80% of their business performance, most people are relying on direct mail. 80% of their businesses direct mail. And I actually wanted to shut off direct mail when I first joined and the founder said, "Yeah. You may want to take a look at the numbers." And it works really well, but the problem is anyone can mail the mailbox. So we lead with search engine optimization, and email marketing, and customer referrals, and then we built deep relationships with 50-plus marketing partners where we've got a proprietary API that's able to optimize business, based on a number of variables, so that we don't waste their time and they don't waste our time. And we've built tremendous market share on those platforms like the Lending Trees, and the Credit Karmas, but also with near-prime platforms that don't have an appetite for this business and other third party sites that serve this customer and wanted a lending option.

Jared Kaplan:

So that's a big differentiator. And then I would say the third piece is this, and it's a bit more qualitative, but it's quantitative in the reviews. These outstanding 4.8, 4.9, and 5-star reviews across the board help us drive the whole thing. Our office is in downtown Chicago, pre-pandemic we used to have a lot of pride. People would walk into the office, you've got like a hundred flat-screen TVs for tracking everything in real time and people would say, "Well, how do you kind of have this office in downtown Chicago? You've got like people that will answer the phones. You're saying you're high tech." And for us, it's not mutually exclusive. It's all of that which allows you to build a great place to work. You have happy employees, they deliver great customer service. Customers are happy, leaving great reviews, that converts more customers that don't talk to anyone. And the whole, end-to-end funnel there has worked out very, very well by building it that way.

Julian Klymochko:

Now from an investor's perspective, what are some of the risks that we should be aware of? Traditional with lending there's credit risk, fraud risk. Where's the downside here?

Jared Kaplan:

The key risk of our businesses regulatory. In the niche of the space that we're in we're very aware of it. We spend a lot of time on it. The best way to de-risk regulatory risk is to diversify the products that we've recently launched here. We've added a product called SalaryTap, which looks very similar to our legacy installment loan product. We call that product OppLoans. But the SalaryTap product is an installment loan that's repaid through payroll deduction. And there's some really cool payroll deduction technology that's getting developed these days, and so we're first movers there. And it means a customer will agree to send us a portion of their direct deposit to repay the loans. So those products are much lower cost, so that helps.

Jared Kaplan:

The OppFi card, We're super excited about the OppFi card that launches in the second half of this year. That will be considered mainstream, it's a mainstream credit card product, so that helps. And then, actually going public was... A big part of thinking about how to go public, and why did it go public, was the amplification of the story and the platform. We've got the data. We try to give the business away every single day and we can't do it. And that just shows the dearth of access, but the access has got to be connected to protection guardrails, consumers need to be treated in the right way. And we have lots of thoughts about what legislation and regulation should look like in the space, but we think it should be in the form of access plus guardrails, not supply constraints. Because supply constraints don't do anything to lessen demand. And you have too many people that need access and without products like this, you're left to market the last resort, you're left the tribal markets, you're left the unregulated markets.

Jared Kaplan:

So, we spend a lot of time and energy meeting with members of Congress, regulators. We're big fans of the CFPB's small dollar rule that's been hanging out there forever. We think they should put that in place. And I'm hopeful that when we get on earnings calls and talk about our social impact story, talk about our success in graduating customers to more mainstream products, showing them that there's a real sustainable, positive way of doing this, I think we'll end up in a really great space. And we've got legislation called the Small Dollar Loan Act that we're starting to educate people on, which would look like the Credit Card Act for a credit card, but for small dollar loans. And I think, like any industry, whether it's Uber or Airbnb or any of the great big industries that have developed, there's always this regulatory precipice that you're on and we think we have the data, the story, and the customers to get to the right answer here. And if we're successful there, we're going to build a massive, massive platform. And that's what we're setting out to do.

Julian Klymochko:

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Michael Kesslering:

So when you look at improving your unit economics moving forward, when looking at kind of the illustration of your unit economics, you have... The largest costs is your net write-offs, and what you described earlier is that you're looking to target a loss rate. And so my initial thinking was, moving forward, you to look to refine the credit decision-making algorithms to improve that write-off portion. But if you're targeting the write-off portion, or to improve that, are you really looking then to just find additional areas of revenue and cross selling to improve that top line, as opposed to just trying to slash costs on a scalable basis?

Jared Kaplan:

Our unit economics are incredibly strong today. That's what's driven the cash flow and the ability to fund it with ourselves, with cashflow from operations and from debt capital. There are some leverage in the cost of capital that we can drive down further. There's some leverage across the servicing platform on the cost of acquisition. But we actually look at it like we want to extend lifetime value. Today, the customer is with us about 11 months on average. And if we're able to graduate them to the OppFi card and the wraparound mobile banking, and then ultimately investing, and maybe get them their first mortgage, you've now built what SoFi has built for the [Henrys 00:28:24], you've built it for the everyday consumer.

Jared Kaplan:

And we're not looking to drive unit economics higher. I think if anything, we're looking not to be greedy and to work with the banks to continue to make the products more and more affordable. We've been very successful the last couple of years. We got the banks to waive all the late fees, get rid of the NSF fees, start rewarding the borrowers who are refinancing. And there's a lot more we can do there as we get bigger and we get more scale. So I think when you look at our projections, we've kept the margins flat, actually they're down a little bit, and that's the combination of continually getting back to the customer and then graduating them to more mainstream, lower-margin products. It's a big, big space and that will bode very, very well for building the company we want to build for the next five to ten years.

Julian Klymochko:

That makes sense. If you have the customer acquisition into your ecosystem, then it's only logical to develop that flywheel, to offer additional financial products, such that you have synergies-

Jared Kaplan:

Especially if they love you, right?

Julian Klymochko:

Yeah.

Jared Kaplan:

If they love you, because you were... If this is the person who's frustrated, they can't get access and they almost have the point of view of, "Oh, you actually saw me for my true self. You ignored this score that everyone tells me is such a bad thing." And that creates gratefulness and loyalty. And so that's why we're very focused on building out the product suite because it's reversed from the neobanks. So the neobanks have led with user experience, they've led with early wage access, they've led with waiving overdraft fees, maybe spotting you a couple hundred bucks. We've led with $1,500 installment loans, and that is what is highly differentiated and unique. And so as an access play and then wrapping around these other, more traditional banking services, I think we can build this digital financial services destination for this everyday consumer. And that's what's the exciting vision here.

Julian Klymochko:

Yeah. Another thing that's super exciting is the recently announced, going public transaction, OppFi recently announcing a merger with FG New America acquisition, bringing the company public at a $900 million enterprise value. You mentioned the goal in going public, one of them being amplification of the story. What else are you seeking to accomplish as you transition from private co to public co?

Jared Kaplan:

It was a long process to decide how to get public, if we should get public. We looked at a traditional offering. We saw a lot of SPAC interest as a fast growing fintech company that was profitable. We ultimately made the decision to go the SPAC route because of FG. We thought that we're the right partner, with Joe and Kyle on the team there. They have deep backgrounds in public market investing and have been very helpful through the process. We also thought that the SPAC process gives you the opportunity to really talk about the vision. I also thought it was going to be the most expeditious route. I think what's unique about the SPAC process versus a traditional IPO is you announce it and it takes you six months to get it closed. Whereas a traditional IPO, you announce it and you're on the road and two weeks later you got the deal closed.

Jared Kaplan:

So that was something I probably didn't anticipate, and it creates a little bit of an overhang just going through that process, but it has been relatively seamless. I think we were pretty well set up. Our financials have been previously blessed with PCAOB, and some of the hardest hills to climb as you're going public. That doesn't mean we haven't had to build some infrastructure and [inaudible 00:31:41] the teams to making sure that we have what you need to have to be a public company. But I've got a great team. A fantastic, fantastic team, and they're ready to go, and it will change the business going forward. It should be vastly for the better and in having a more amplified voice and a platform with a great partner like FG, we're excited to get this deal closed and then put our heads down and go execute.

Jared Kaplan:

That's what we did with the debt capital markets. The first debt facilities we had were quite, I should say, unoptimized, and people didn't know who we were. And then we just basically did everything we ever told our debt capital providers, and they rewarded us in spades and we have fantastic relationships there. And we're going to do the same thing on the equity side.

Julian Klymochko:

So it's great to have both the private company that's going public, along with the SPAC sponsor, on the same podcast because we get to get feedback and insights from both sides of the table. Now, Jared, you mentioned what appealed to you with respect to FG America, now, Kyle, I'd like to know what stood out about OppFi in selecting the company as FG's merger partner?

Kyle Cerminara:

We had a good idea of what we were looking for and we found all of it in OppFi. OppFi is a very profitable company. It's rapidly growing. We found a company where we could invest in it at a very reasonable valuation. So we think that the valuation is reasonable for as fast as it's growing. It's a profitable company. We think that there is a very obvious to us, clear pathway to multiple expansion, so valuation expansion, with the development of the OppFi platform. So if this was just let's go build opp loans as a mono line lending business, we think that we paid a very reasonable valuation for it, but it wouldn't have interested us as much as building the OppFi platform. So we think that as we build up the OppFi platform, and diversify into what we think will be a lending-saving investing platform, that will look a lot more like SoFi over the next few years, we think that the valuation is going to look a lot different. We'll get significant multiple expansion than if it was just a mono line lending business.

Kyle Cerminara:

We love the management team. We think very highly of Jared. We think he's going to be an incredible public company CEO. We think the team that he's built around him is great. We think our team's going to be... If you look at the skillset of our team and what they're trying to build, we think it's a perfect fit to build a lending-saving-investing platform. I can't think of someone that should have more credibility in building a platform like SoFi than Joe Moglia, the guy that built TD Ameritrade over the last 20 years.

Michael Kesslering:

And, Kyle, as a sponsor, what part of the SPAC process differed most from your expectations going into this process, either positively or negatively?

Kyle Cerminara:

Could you clarify that question?

Michael Kesslering:

Yeah. So, basically, expectations as a sponsor, starting in when you're launching the SPAC. You're not through the entire transaction yet, but was there anything that you found either very positive that was unexpected when looking at companies, and whatnot, as you pursued the transaction, or on the other side, on the negative side, that was a little bit unexpected?

Kyle Cerminara:

Well, I think when we... The SPAC market has evolved over the last few years, I think that SPAC sponsors like ourselves, with someone like Joe Moglia, who has a tremendous amount of experience as an operator, with people like Larry and I who have great experience on the investing side, I think we make for very credible SPAC sponsors. I think that a lot of SPAC sponsors... And there's a lot of other great SPAC sponsors out there right now as well. I think that the SPAC market has evolved and there's just a lot of people that have come into the SPAC market, which I think is great because it's really made it a viable alternative to the IPO process.

Kyle Cerminara:

At the same time, I think that maybe the market got a little overheated six to nine months ago and there was just a lot of SPAC IPOs and a lot of money flowing into it, into some SPACs that maybe shouldn't have received capital. As we went through the process for identifying a target, I think that one thing that we found to be interesting was some of the valuations that some of the companies that did announce targets, we thought that they went for higher valuations than we would have paid. I think we paid a very reasonable valuation for OppFi. In fact, we think this market will react very favorably to this when the transaction closes. So that's probably been our biggest surprise is just how much the market has developed, how many people are in the market, and the quality of companies that are now pursuing a SPAC today versus perhaps two years ago.

Julian Klymochko:

To touch on market reaction, what the market thinks of the story, if you were to give a 60-second elevator pitch to a bunch of investors on why they should pay attention to OppFi as an investment, you mentioned other high-profile fintech companies recently going public, or that went public, SoFi, etc., why should they pay attention to OppFi and why do you think that the street should notice it and be excited about it?

Kyle Cerminara:

Yeah. As I mentioned, I think you've got a very profitable, rapidly growing company trading at a very reasonable valuation that has historically been in a mono line lending business that's evolving into more of an OppFi, SoFi-like diversified platform that I think is going to lead to much higher, multiple expansion over time. Even if you look at the publicly traded comps that are relative to its existing business, I think that the valuation upside is very significant.

Kyle Cerminara:

And then as we execute on the transition to the broader lending-saving- investing platform over the next few years, I think you're going to see dramatic, multiple expansion. I think the management team here... I've found that when you invest in great management teams, you often do well. I think Jared has built a great team around him. I think he's going to make for a great public company CEO, as I already mentioned. And I think having our team behind them, and Joe Moglia behind them, is going to be very helpful to them as a public company. So I see this as a really interesting public company and I'm really glad that we own a lot of stock, and I think we'll be involved in it for a long time.

Julian Klymochko:

And to the extent that other investors want to get involved, currently trading under the symbol FGNA, and once the deal completes the new symbol will be OPFI for OppFi. So, Jared and Kyle, I want to thank you for coming on the show today. You provided some very key insights into the underlying business model of both OppFi, FG New America, and key aspects of the growing public transaction, which is super interesting and great details for investors and potential investors to know about the story. So thank you for sharing, and I wish you guys the best of luck as you pursue this new opportunity.

###

The Tearsheet Podcast

Zack Miller (Digiday):

Today on the Tearsheet podcast…

Jared Kaplan (OppFi):

They really weren't underwriting the population, because the population is, especially in traditional banking circles, traditionally viewed as not credit worthy because of their credit score, because all the customers, for the most part, when we first interact with them, have less than 620 FICO scores. If you're below 620, you're abandoned. In fact, half of our customers have less than a 550 FICO score. Now, all the underwriting algorithms that we suggest to the banks, they don't include any traditional credit scoring. It's all about using alternative data to determine ability and willingness to repay. So they haven't been able to underwrite the customer effectively because they don't know how to do that.

Zack Miller:

Welcome to the Tearsheet podcast. I'm Tearsheet Editor in Chief, Zack Miller. OppFi is a FinTech platform offering financial products to most Americans. The business was built on a core small dollar, monthly installment loan product for near prime customers. As it goes public, OppFi is expanding its product set into credit cards and payroll deduction products, serving customers with FICO scores under 620 with incomes of $50,000 a year. CEO Jared Kaplan joins me on the podcast to discuss the types of financial products 150 million Americans can use to live their lives, and what the alternatives are. We discuss OppFi's growth trajectory and plans for the future as a public company. Lastly, we hit on how the firm differentiates itself from its competitors, including Upstart, which at first blush feels quite similar. Jared Kaplan is my guest today on the Tearsheet Podcast.

Jared Kaplan:

I'm Jared Kaplan. I am the CEO of OppFi. We are a financial technology platform that powers banks to provide credit access to the everyday consumer in this country, and we are building the premier digital financial services destination for this everyday consumer.

Zack Miller:

Awesome. And I know it's a busy time for you. You have a lot going on, don't you?

Jared Kaplan:

Yeah. We're in the middle of the de-SPACing process on top of managing a rapidly growing profitable business, and hiring a bunch of people, and all the complexities of running a day-to-day business with the additional reality of taking a company public. So it's been a crazy couple of months, but a lot of fun, and we're really excited about the future.

Zack Miller:

Well, I guess looking back, the decision to go that SPAC route, you have any insights to share, I guess, from that process?

Jared Kaplan:

Yeah. Yeah. Totally. Before the pandemic, early 2020, the business was really executing on all facets, and we started to look at a traditional IPO path, and we got some inbounds from the SPAC world. I was definitely not an expert. I had heard of SPACs in prior lives, but as we started digging, the pandemic hit, and shame on my CFO. He didn't have pandemic in the budget for 2020, so we [crosstalk 00:03:10].

Zack Miller:

How could he have been so short-sighted? Yeah.

Jared Kaplan:

I know. I give him a hard time all the time. So we dusted off the recession playbook. The business was founded in 2012. We had never been through a cycle.

Zack Miller:

Right.

Jared Kaplan:

Everyone had always asked us how the business would perform during a cycle, and we would point to all this historical data, but we didn't have any data ourselves. So we went into business stabilization mode. It took a good four months to figure out exactly what we had, and we were in very good shape. I mean, it played out very counterintuitively than I think we had thought that it would play out, but coming out the other side and with consumer credit a lot stronger than a typical cycle would typically have consumer credit perform, we started to pick our heads up again, and then the SPAC world was just on ultra drive, if you're a financial technology company that's growing rapidly and profitable. So we started to explore that more seriously and met with many of the players, and then when we looked at it versus a traditional IPO path, it came to three different decision points. One was we thought it would be a bit more expeditious, just a faster, more efficient process. Two is we were building-

Zack Miller:

And do you think it was?

Jared Kaplan:

That's probably the one thing I got wrong, I'm afraid. I think it's faster to get to a public announcement.

Zack Miller:

Right.

Jared Kaplan:

I think that the awkward or unique thing about the SPAC process, unlike a traditional IPO, you announce it, you go on the road, you close it two weeks later. Here, you announce it, and it's four, five, six months later before you close it, and so it just creates a lot more time between when you're out there in the public and when you actually get to close, which I think is a distraction.

Jared Kaplan:

But I think the other two pieces of the decision-making process we got right, which is one, is we were really able to tell the OppFi story. Historically, the company had been called OppLoans and was focused on a mono-line credit access product. We had begun to transform the company to a well-rounded digital financial services platform called OppFi, and the SPAC process allows us to tell that story and also accelerated the rebranding of the company.

Jared Kaplan:

And then the third and most important piece of the partnership with our SPAC sponsor, FG New America, it's led by Joe Moglia, who's the former CEO and Chairman of Ameritrade. He's also the ex-head football coach of Coastal Carolina Football, which was a tremendous leadership athletic story. And we were very intrigued in partnering with Joe and his team. They have a terrific team. Larry Sweats and Kyle Simenera are seasoned public company investors, and we felt they gave us the guidance and the credibility to be a successful public company. Especially in this space, where amplifying our voice is going to be so crucial to getting to the right answer to the customer, partnering with someone like Joe who's on CNBC, and his tremendous respect and credibility with the public markets, I think was the differentiating factor. And so we ended up going with those guys, and it's been terrific. They've been outstanding to work with, and looking forward to getting this thing closed in the next couple of weeks and then put our heads down and execute it.

Zack Miller:

Yeah. Well, good luck with that, and thanks for sharing that process with us. Can we go back to something you said? The SPAC or the IPO process itself has sort of made the rebranding better? Can we talk about the decision to move from the mono-line product to sort of a diversified services company?

Jared Kaplan:

Yes. So there's 150 million everyday consumers out there that have less than $1,000 of savings. And 60 million of them are completely locked out of the credit system, and historically when their car broke down or when they had to go to a doctor for something unexpected medically, and they didn't have the savings, their only options for credit were the markets of last resort, payday loans and then were title loans. And so our business was initially focused on that 60 million, in powering banks, mostly community banks, or exclusively, I should say, community banks, to provide a product to this consumer that is lower cost, a longer term, higher dollar amount than those markets of last resort, and structured in a way that should rebuild credit. And we built a fantastic business on that go to market strategy with these incredible Zappos-like customer reviews, in a space that has not been known for that historically.

Jared Kaplan:

And so we're really, really proud of that, and that loyalty and gratefulness that we built at the customer level, and we've built it because we do a great job with customer service, but also because this is an individual who's got to fix their car to get to work. So they walked into their bank. Half of our customers bank at the largest banks in the country. They walk in, the bank laughs them out of the bank. Now they go online. They're denied multiple times by other platforms. And our bank partners can say yes. And so that gratefulness and loyalty is the first step in what should be a very long customer journey where we're not only facilitating credit access, but we're graduating these customers to mainstream credit. We're ultimately allowing them to build savings and then finally building wealth.

Jared Kaplan:

And so it's a four-prong strategy. It's a decade-long vision. It's a lot of work in front of us, but that's what we're motivated and ambitious to do every day. And so the OppLoans moniker, which was very adept and inappropriate for the credit access piece, does not describe the full submission that we're trying to execute now, and therefore the transformation to OppFi.

Zack Miller:

So where do you think you are, Jared, in that transformation? It sounds like it's relatively early on.

Jared Kaplan:

So it is early. We've got two additional products. One we've recently announced. The other we're going to announce pretty strongly. We've got a product called Salary Tap, which is an installment loan that's repaid through payroll deduction, and that's an important repayment mechanism because it's highly secured and it allows you to expand your traditional market and go to customers who don't make as much income as the OppLoans customer does, because that loss rate is so much lower when you receive your repayment through payroll deductions. So that's a very important next step in providing more access. And then the OppFi credit card launches in the second half of this year, and that's our first graduation product for someone that's performed in a higher cost installment loan to graduate to traditional mainstream credit.

Jared Kaplan:

Beyond that, we have plans to wrap around mobile banking, to plug that into our access products, to create a uniform banking experience that incentivizes and educates the customer on how to build savings, facilitate savings, and then longer term, if we're successful in that, we'd love to get them their first mortgage and to allow them to invest.

Jared Kaplan:

And I think one thing that's not understood with the platform is, this is not a low-income consumer that we are typically working with. It really is the median US consumer. That's not well understood out there. So it's someone making $50 grand. They have a job. They have a bank account. We see a number of customers making six figures, but the reality of the country is that savings is hard. Savings is hard because income has been flat for decades, and your traditional cost of living had been increasing. So housing, and childcare, and education, and healthcare have all been going up. And so it's not necessarily a low-income consumer that struggles to save. It's actually the vast majority of the country.

Zack Miller:

And so can we talk about the distribution strategy, how you get to these customers? And I guess what your banking partners are looking for from you guys?

Jared Kaplan:

So our banking partners, they see this widely underserved marketplace, but they lack the in-house expertise to acquire, to use alternative data to underwrite and to service it themselves.

Zack Miller:

So were they not underwriting this population at all? Or they had the wrong products for these people?

Jared Kaplan:

They really weren't underwriting the population at all. Because the population is, especially in traditional banking circles, traditionally viewed as not credit worthy, because of their credit score. Because all the customers, for the most part, when we first interact with them, have less than 620 FICO scores. If you're below 620, you're abandoned. In fact, half of our customers have less than a 550 FICO score. Now, all the underwriting algorithms that we suggest to the banks, they don't include any traditional credit scoring. It's all about using alternative data to determine ability and willingness to repay. So that they haven't been able to underwrite the customer effectively because they don't know how to do that, but unlike your big bulge bracket banks, they have an appetite to figure it out with us because they see that's a way for them to compete.

Jared Kaplan:

You've got these huge banks that have taken tremendous share, and so the regional and the community banks say, "Well, this is a hugely underserved marketplace. By partnering with a financial technology company, we can build our business in a differentiated manner." And so that's where the partnerships come into play. But they do rely on us for all the acquisition. So you talk about distribution, we have approached it in the opposite way that most in the space historically had approached it. Traditionally, this has been a very heavy direct mail space, and we had the opinion early on ... In fact, when I first joined, and I joined, we had about 15 people. The company was founded by a family in Chicago, the Schwartz family. It's a storied family. They had built a big call center business called APAC, and the family patriarch, Ted Schwartz, had built that. He'd taken it public. He sold it to JP Morgan's private equity group. And his son, Todd Schwartz, brilliantly saw after the great recession, all this capital had dried up from mainstream America, and there was a better product out there that could be created.

Jared Kaplan:

And so I remember when he hired me, and they had installed this terrific credit philosophy and customer service philosophy, and then we were talking about the acquisition front and how we were going to step the gas on growth, and they were doing majority direct mail. And I was like, "Oh, we can't do direct mail. We're a digital first, 100% digital company. That's old school." And he's like, "Well, you may want to look at the numbers." I mean, direct mail works very well, but from a competitive perspective, we just always felt that anyone can mail the mailbox. And so let's build our acquisition funnel on other techniques.

Jared Kaplan:

So it starts with search engine optimization, customer referrals, and email marketing, which all are essentially free from a variable cost perspective. And then beyond that, we work with 50 plus, I call them strategic marketing partners, in that their platforms, like the LendingTrees and the Credit Karmas of the world, that are in and around this customer, and they want to cross sell a lemon solution, but instead of having the customer go through the application process on their site, they're able to refer those customers to our site, so they see our inner banks' brands, and that allows us to create a strong relationship.

Jared Kaplan:

So about 80% of the business is through SEO, email marketing, customer referrals, and the strategic marketing partners, and only about 20%, actually less than 20% is direct mail base. But that allows us to keep a very strong customer acquisition cost, which is important to making sure that banks can keep their costs down on the product.

Zack Miller:

Have you talked about what that customer acquisition cost is?

Jared Kaplan:

Yeah. It's about $200 per customer.

Zack Miller:

And what do direct mailing companies that rely on that, I guess, how much higher is the CAC for those guys?

Jared Kaplan:

Oh, I'd say it's 50% to 100% more for a traditional direct mail customer.

Zack Miller:

Wow. Okay. And it sounds like what you're saying is that's also scalable. You can continue to ramp that.

Jared Kaplan:

Meaning our current acquisition strategy?

Zack Miller:

Yes.

Jared Kaplan:

Oh, yeah. I mean, and we're testing new things all the time. There's just, and you have to stay on top of it, every quarter, there are new techniques in how you can get in front of this customer. And then ultimately as we build up the other products, making sure you can cross sell. So we feel very good about the growth. I mean, you're at a very interesting inflection point as far as how people are looking for credit access, and the stigma of walking into a brick and mortar store is probably as great as it's ever been. 80% of the customers we see are on their mobile phone. And so our growth has been driven by creating a better product that is a much better solution for a large percentage of the population that was traditionally in a market of last resort. And we are taking share from the traditional brick and mortar providers who are in and around the space that can't provide a anonymous, anonymous in the sense that no one can see them walk in the store, online customer application process.

Zack Miller:

Got it. And Jared, in the remaining time that we have, I'd love to talk to you ... I mean, I know that the country is sort of in the midst of a regime change, and a discussion around the availability of financial services, and the cost of those services for a broader population now. What is your philosophy around that? I know you're dealing with some legal issues. What's the message there that OppFi sort of presents to the market? What's the ethos?

Jared Kaplan:

Well, I think that the Biden Administration actually provides an opportunity for us in that there should be more regulation and legislation as it relates to ensuring access with the appropriate consumer protection. I think sometimes, especially in the headlines, there's a thought that credit access is really available, and that many of these consumers just don't know where to look to get the best product in line with their risk profile. We actually have the data that shows that access doesn't exist for this customer.

Jared Kaplan:

So as part of the process, we ask the customer if they've originated to us from a non-choice platform. So if they come to us via SEO, or a customer referral, or even marketing, or direct mail, we will say, "Hey, would you like us to do a diligent search on your behalf?" And most of the time they say yes. 80%, 90% of the time. And only 1% of the time are we able to find them sub-36% APR, or what's considered near prime credit, even though we're trying to give the business a way. So every day we're trying to do this. We can't do it. There's about 20 near prime lenders on the platform, and only 1% of the time does a customer actually close the loan with one of those customers.

Jared Kaplan:

And it just shows that for this risk population, access doesn't exist. And so if access doesn't exist in that sub-36% population, what's the right answer to the customer? And our point of view with our bank partners has been to facilitate a credit product that is certainly higher cost in the near prime world, but much better than those markets of last resort and structured in a way that's very bold financial help. So there are no fees. There's no origination fees. There's no prepayment penalties. There are no late fees. There are no NSF fees. The banks, we help them report to the three credit bureaus. When you're delinquent, we don't chase you. We call you up. We ask how you're doing. We're not litigating to collect. There's a huge focus on ability to repay as part of the underwriting algorithms, and so what that ends up resulting is these fantastic customer reviews online. I always tell people, "Do not believe a word I say. Go see what they say." So if you're not a customer, you'll understand why someone is so grateful in this particular situation.

Jared Kaplan:

So when we think about regulation and we think about the new administration, it's all about using our data to educate and to get to the right answer so that customers have access, but they're also appropriate protected. And much like the Credit Card Act helped create a clear sandbox for credit card companies, we think the same thing should exist in the small dollar space, and that is a much better way to ensure access with protection than what is sometimes discussed, that their rate caps is often a conversation, it's discussed. And from our point of view, if you cap rates, the demand doesn't change, right? There is insatiable demand for the products. People have money and they need access. So trying to create a rate cap that takes the demand away doesn't solve the problem.

Jared Kaplan:

And the reality is, the customers go to the unregulated markets. They go to the tribal markets. It's a huge, very legitimate sovereign lending business out there for the Native American tribes, and so we think it's much better to approach it through more regulation. And like any great industry, whether it was Airbnb fighting, or whether it's Uber, I think this is one of those industries where there's lots of different opinions, but we got to look to the data. We have to look to the realities, and then come up with a solution together that I think accomplishes all goals. And so we hope to be thought leaders in that, and we hope being a public company allows us to amplify our voice, use our data, prove that we can graduate the customers to mainstream credit, and get to the right answer over time.

Zack Miller:

I appreciate that discussion around some of the creative tension there. I have one last question for you, Jared, and I saw in the SPAC materials the mention of Upstart and sort of the positioning there. Can you talk about, I guess, how you differentiate against some of the other players in the market?

Jared Kaplan:

Yeah, sure. There's some fantastic financial and technology companies that have come to the public market since we announced our deal this morning. I saw Dave is rumored to-

Zack Miller:

Yeah. They contacted us too.

Jared Kaplan:

... or they made a full announcement to go public. You've got Upstart, Money Lion, Affirm, Catapult, SoFi. We're really trying to build the SoFi for the everyday consumer, is a really good way to think about it. SoFi's done a great job for the HENRYs, the high earners not rich yet, but no one's really done the end to end vision for the everyday consumer. I always joke with my CFO, SoFi put their name on that beautiful building in Los Angeles, the new football stadium. I'm trying to get him to put our name on Wrigley Field. So he says we're not ready to spend the money yet, so that's fine. I understand. We've been gap profitable since 2015, so that's [crosstalk 00:21:51].

Zack Miller:

Well I don't know if you should trust him, since he missed the pandemic. So I don't know.

Jared Kaplan:

Totally, man.

Zack Miller:

Go with your gut there.

Jared Kaplan:

Yeah. The Upstart story is a super interesting story. They have really crushed it in their public market debut. I have a lot of respect for what they're building. I look at our companies as incredibly similar in the delivery model. We share a bank partner.

Zack Miller:

Right.

Jared Kaplan:

Our crown jewel is our decision engine, right? We talk about the almost 1.7 million loans that we've now facilitated. The fact that we have over 14 million repayment events, over seven billion data points of which we're using best-in-class AI and machine learning to continuously improve the algorithms so that we can open the credit box or encourage the banks to open the credit box. Ultimately, it's their decision whether they want to do so or not, to provide more and more access at the same or better loss rate. So all that looks similar. The differences are, we're focused on a slightly less traditionally viewed credit worthy customer. So they're typically a high 600s FICO customer. We are mid-500s.

Jared Kaplan:

And then after the bank originates the loan, we've historically decided to hold most of the economics on balance sheet versus them who have sold many loans to third parties and institutional investors. Our point of view is, just from a profitability and cashflow perspective, you earn about double the unit economics when you hold the receivables. And so it ultimately comes down to credit risk one way or the other. If you sell a loan and the credit doesn't form, no one wants to buy them again. If you hold the receivable and the credit performs, then you generate more cash flow. And we can use that cash flow to build our other products in the platform in the future. And my guess is, as we move into some longer term tenured products, we'll do some more of the selling of the [inaudible 00:23:46]. But to date, that's been the way that we've monetized the model. So that's the SoFi and the Upstart comparison.

Jared Kaplan:

And then the third one I'd talk about is just Catapult, which is a company that actually closed their deal. I think actually today, they're supposed to close their SPAC merger. They're focused on the point of sale space, so they're financing durable goods at the point of sale for a very similar customer, and at the space, we haven't gotten directly to the point of sale yet. It's obviously a hot segment of the marketplace.

Zack Miller:

Totally.

Jared Kaplan:

That credit card, the OppFi credit card we're issuing is going to be instant issuance wherever you are, and so it's our first indirect way of getting into point of sale, and I think longer term we'll look to enter that marketplace, although it's a slightly different need for the customer, because most of the time today, our customers are looking for us to help them with something unexpected that is more emergent in nature rather than a durable good.

Jared Kaplan:

So it's a very interesting landscape. I think everyone's chasing it from different angles. I even look at in the credit access space, you've got Square that's piloting a small dollar loan through Cash App. You've got Chime, and then you've got banks trying to figure out lending to this market. There's a race to round out the product suite, but I think our platform, our approach, our history of execution gives us a great chance to be in the hunt. It's a massive market. There will probably be multiple winners, but you know, we're competitive. We want to win it. And the customer will determine who wins it, right?

Zack Miller:

Totally.

Jared Kaplan:

They get to make the decisions. So we can provide the greatest value prop, I think we got a really good shot here.

Zack Miller:

Jared Kaplan, thanks for joining us on the Tearsheet Podcast today.

Jared Kaplan:

Thanks so much for having us. Really enjoyed it.

###

The following communication was shared by D. Kyle Cerminara, President and Director of FGNA, through his Twitter account on July 6, 2021

The following communication was shared by D. Kyle Cerminara, President and Director of FGNA, through his Twitter account on July 6, 2021

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn account on July 7, 2021:

LinkedIn: Interesting comparison via Tearsheet: @Opp_Fi’s vision to help the underserved non prime market and what makes us different from other models in the #fintech industry. $FGNA

https://oppl.co/3yqRCOE

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communications were shared by Jared Kaplan, CEO of OppFi, through his Twitter account on July 7, 2021:

Twitter: More from my conversation with Tearsheet: @Opp_Fi’s vision to help the underserved non prime market and what makes us different from other models in the #fintech industry. $FGNA

https://oppl.co/3qSpK3C

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

Twitter: An interesting comparison via Tearsheet: What makes @Opp_Fi different in the #fintech industry. $FGNA

https://oppl.co/3yqRCOE

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, FGNA filed a definitive proxy statement with the SEC. FGNA’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination were mailed to stockholders of FGNA as of the record date for stockholders to vote at the special meeting of stockholders. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the definitive proxy statement for the proposed business combination and is available at www.sec.gov.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. FGNA’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi’s expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi’s new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This information shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This information shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.